McElhenny Sheffield Managed Risk ETF
Schedule of Investments
July 31, 2022 (Unaudited)
Shares		Security Description	Value
		EXCHANGE TRADED FUNDS - 75.8% (a)
		Currency - 15.0%
162,615		WisdomTree Bloomberg U.S. Dollar Bullish Fund	$4,567,855
		Precious Metals - 20.5%
116,831		iShares Gold Strategy ETF (b)	6,252,141
		U.S. Equity - 25.1%
47,200		Invesco Nasdaq 100 ETF	6,126,088
16,720		iShares Core S&P Total US Stock Market ETF	1,530,382
			7,656,470
		U.S. Treasury Bond - 15.2%
78,161		Vanguard Short-Term Treasury ETF	4,614,625
		TOTAL EXCHANGE TRADED FUNDS (Cost $23,386,146)	23,091,091

		Total Investments (Cost $23,386,146) - 75.8%	23,091,091
		Other Assets in Excess of Liabilities - 24.2%	7,378,039
		TOTAL NET ASSETS - 100.0%	$30,469,130

		Percentages are stated as a percent of net assets.
		The Fund’s security classifications are defined by the Fund Adviser.
	(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
	(b)	Non-income producing security.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The Fund utilizes various methods to measure fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in marketplace, liquidity of markets, and other characteristics particular to security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

McElhenny Sheffield Managed Risk ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,091,091	$-	$-	$23,091,091
Total Investments in Securities	$23,091,091	$-	$-	$23,091,091

^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended July 31, 2022, the Fund did not recognize any transfers to or from Level 3.